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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, W. Flake Oakley and Sarah H. Moore and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the Registrant's acquisition by merger of Manufacturers Bancshares, Inc. (the "Acquisition") pursuant to the terms of the certain Agreement and Plan of Merger, dated as of November 29, 2001, by and between the Registrant and Mercantile Bancorp, Inc.; to sign any registration statement of the Registrant on Form S-4 or other appropriate form and any amendments thereto, including, without limitation, a post-effective amendment on Form S-8, for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisition; to sign any registration statement of the Registrant on Form S-3 or other appropriate form and any amendments thereto, for the purpose of registering under the Securities Act of 1933, as amended, shares, debentures, trust preferred interests or other debt offering to be issued and sold by the Registrant in connection with the Acquisition; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisition, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the Acquisition as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Done this 12th day of December, 2001, in Montgomery, Alabama.

/s/ Robert E. Lowder                                  Chairman of the Board, President and Chief Executive Officer
-----------------------------------------------------
Robert E. Lowder

/s/ Lewis E. Beville                                  Director
-----------------------------------------------------
Lewis E. Beville

/s/ William Britton                                   Director
-----------------------------------------------------
William Britton

/s/ Jerry J. Chesser                                  Director
-----------------------------------------------------
Jerry J. Chesser

/s/ Augustus K. Clements, III                         Director
-----------------------------------------------------

Augustus K. Clements, III                             Director
-----------------------------------------------------
Robert S. Craft

/s/ Patrick F. Dye                                    Director
-----------------------------------------------------
Patrick F. Dye

/s/ Clinton O. Holdbrooks                             Director
-----------------------------------------------------
Clinton O. Holdbrooks

/s/ Harold D. King                                    Director
-----------------------------------------------------
Harold D. King


/s/ John Ed Mathison                                  Director
-----------------------------------------------------
John Ed Mathison

/s/ Milton E. McGregor                                Director
-----------------------------------------------------
Milton E. McGregor

/s/ John C. H. Miller, Jr.                            Director
-----------------------------------------------------
John C. H. Miller, Jr.

/s/ Joe D. Mussafer                                   Director
-----------------------------------------------------
Joe D. Mussafer

/s/ William E. Powell, III                            Director
-----------------------------------------------------
William E. Powell, III

/s/ James W. Rane                                     Director
-----------------------------------------------------
James W. Rane

/s/ Frances E. Roper                                  Director
-----------------------------------------------------
Frances E. Roper

/s/ Simuel Sippial                                    Director
-----------------------------------------------------
Simuel Sippial

/s/ Edward V. Welch                                   Director
-----------------------------------------------------
Edward V. Welch